Principal Exchange-Traded Funds
Supplement dated September 19, 2022
to the Prospectus dated November 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR PRINCIPAL INVESTMENT GRADE CORPORATE ACTIVE ETF
In the Investment Advisor and Portfolio Managers section, add the following alphabetically to the list of portfolio managers:
•Jonathan S. Curran (since 2022), Portfolio Manager

MANAGEMENT OF THE FUNDS
In the Portfolio Managers section, add the following alphabetically to the list of portfolio managers:
Jonathan S. Curran has been with Principal® since 2022. Prior to that, Mr. Curran was a Senior Vice President and Portfolio Manager for abrdn (formerly known as Standard Life Aberdeen) since 2010. He earned a bachelor’s degree in Economics from Princeton University. Mr. Curran has earned the right to use the Chartered Financial Analyst designation.